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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           May 14, 1996
                                                      -----------------------

                      Community Investors Bancorp, Inc.
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            (Exact name of registrant as specified in its charter)



      Ohio                33-84132             34-1779309
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(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



                 119 S. Sandusky Avenue, Bucyrus, Ohio  44820
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                   (Address of principal executive offices)





Registrant's telephone number, including area code:     (419) 562-7055
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                                     NONE
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        (Former name or former address, if changed since last report)

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Item 1.  Changes in Control of Registrant

         Not applicable.

Item 2.  Acquisition or Disposition of Assets

         Not applicable.

Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

         On May 14, 1996, Community Investors Bancorp, Inc. (the "Corporation"), with the approval of its Board of Directors, decided to change the Corporation's independent certified public accountants from Ernst & Young LLP to Grant Thornton LLP. Ernst & Young LLP served as the Corporation's independent certified public accountants from 1967 through the fiscal year ended June 30, 1995. The Board of Directors' decision to engage Grant Thornton LLP is based on the resources of that firm's community-based financial institution practice. The Ernst & Young LLP reports on the consolidated financial statements of the Corporation for the past two years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. There have not been any disagreements between the Corporation and Ernst & Young LLP on any matter of accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure.

         Grant Thornton LLP has been engaged as the Corporation's independent certified public accountants effective as of May 14, 1996. The Corporation has not requested or obtained any advice from Grant Thornton LLP concerning any material accounting, auditing or financial reporting issued regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Corporation's consolidated financial statements.

Item 5.  Other Events

         Not applicable.

Item 6.  Resignation of Registrant's Directors

         Not applicable.





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Item 7.  Financial Statements and Exhibits

         (a)     Financial Statements of Business Acquired

                 Not applicable.

         (b)     Pro-Forma Financial Information

                 Not applicable.

         (c)     Exhibits

                 (16)  Letter from Ernst & Young LLP.

Item 8.  Change in Fiscal Year

         Not applicable.



                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                     COMMUNITY INVESTORS BANCORP, INC.




Date:     May 29, 1996               By:              /s/ John W. Kennedy
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                                          President and Chief Executive Officer





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